                       CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
First Coastal Bankshares, Inc.

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the proxy statement-prospectus.


                                        /s/ KPMG PEAT MARWICK LLP

Richmond, Virginia
December 17, 1998